                                                                    Exhibit 10.4



                           CARRIER1 INTERNATIONAL S.A.

                             1999 SHARE OPTION PLAN


           1. PURPOSE. The purpose of the Carrier1 International S.A. 1999 Share Option Plan (the "Plan") is to attract, retain and encourage key employees of Carrier1 International S.A. (the "Company") and of Related Corporations and other individuals who render services to the Company or any other Related Corporations, by providing opportunities to participate in the ownership of the Company and its future growth through the grant of options ("Options"). As used herein, "Related Corporations" shall mean (a) Carrier One, LLC and any corporation in which Carrier One, LLC or the Company, directly or indirectly, owns more than fifty percent (50%) of the outstanding equity securities having general voting power under ordinary circumstances to elect at least a majority of the directors of such corporation; (b) any partnership, association, joint venture or other unincorporated organization or entity with respect to which Carrier One, LLC or the Company, directly or indirectly, owns equity securities in an amount sufficient to control the management of such partnership, association, joint venture or other unincorporated organization or entity; and
(c) any corporation, partnership, association, joint venture or other unincorporated organization or entity in which Carrier One, LLC or the Company, directly or indirectly, has more than a fifty percent (50%) equity interest.

           2.  ADMINISTRATION OF THE PLAN.

           A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom Options shall be granted (from among the class of individuals and entities eligible under paragraph 3 to receive Options); (ii) determine the time or times at which Options shall be granted; (iii) determine the number, type, class and purchase price of Shares (as defined in paragraph 4 below) subject to each Option, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (v) extend the period during which outstanding Options may be exercised; (vi) determine whether restrictions such as repurchase options are to be imposed on Shares subject to Options, and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

           B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee (if consistent with applicable law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

           C. GRANT OF OPTIONS TO BOARD MEMBERS. Subject to the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"), if applicable, or comparable securities laws and regulations applicable in any non-U.S. jurisdiction ("Foreign Rules"), Options may be granted to members of the Board or directors of any other Related Corporations. All Options grants to members of the Board or directors of any other Related Corporations shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of Rule 16b-3 or Foreign Rules, members of the Board or directors of any other Related Corporations who either (i) are eligible to receive Options grants pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or directors of any other Related Corporations during which action is taken with respect to the granting to such member of Options.

           3. ELIGIBLE EMPLOYEES AND OTHERS. Options may be granted to any employee, director (subject to paragraph C. above) or officer of the Company or any other Related Corporations (such Company or Related Corporation employing such employee, director or officer being referred to as "Employer"). If Options are to be granted to an employee, director or officer of a Related Corporation, then such Related Corporation instead of the Company shall grant such Options with the approval of the Committee, provided that the terms and conditions of the grant shall be in strict conformity with this Plan and when such Related Corporation is authorized to act under this Plan, shall so act in accordance with instructions given by the Committee. The Employer may take into consideration a recipient's individual circumstances in determining whether to grant an Option. The granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from participation in any other grant of Options.

           4. SHARES. The Shares subject to Options shall be authorized shares of the Company (the "Shares"), including Shares reacquired by the Company in any manner. The aggregate number of Shares which may be issued pursuant to the Plan is the lesser of (a) 2,222,222 Shares and (b) that number of shares as is equal to 11.1% of that number of shares purchased from time to time by the Purchasers who are or became a party to that certain Securities Purchase Agreement dated as of March 1, 1999 among the Company and the Purchasers named therein, subject to adjustment as provided in paragraph 12. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the Shares subject to such Option shall again be available for grants of Options under the Plan.

           5. GRANTING OF OPTIONS. The date of grant of an Option (the "Date of Grant") under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

           6. MINIMUM OPTION PRICE. The price per Share upon exercise of an Option shall be not less than US$ 2.00 per Share plus the amount of any capital duty payable by the Company, the Employer or the employee exercising such Option in respect of the issuance of such Share (the "Exercise Price").

           7. OPTION DURATION. Subject to earlier termination as provided in paragraph 9 or in the agreement granting such Option, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant. Subject to earlier termination as provided in paragraph 9, the term of each Option shall be the term set forth in the original instrument granting such Option.

           8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 11, or as specifically is provided to the contrary in the agreement granting such Option, each Option granted under the Plan shall be exercisable as follows:

           A. VESTING. Subject to paragraph 9 below, each Option shall become exercisable for the percentage of the total number of Shares subject to the Option as is set forth opposite the applicable date below:

     On or after the Date of Grant but prior to the First Anniversary     0%
     of the date of beginning of employment with the Company or Related Company (the "Applicable Date")

     On or after the First Anniversary of the Applicable Date but        20%
     prior to the Second Anniversary of the Applicable Date

     On or after the Second Anniversary of the Applicable Date but       40%
     prior to the Third Anniversary of the Applicable Date

     On or after the Third Anniversary of the Applicable Date but        60%
     prior to the Fourth Anniversary of the Applicable Date

     On or after the Fourth Anniversary of the Applicable Date but       80%
     prior to the Fifth Anniversary of the Applicable Date

     On or after the Fifth Anniversary of the Applicable Date           100%

           B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee, or as set forth below.

           C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of Shares with respect to which it is then exercisable.

           D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable.

           9.  TERMINATION OF EMPLOYMENT.

           A. NO FURTHER VESTING. Unless otherwise specified in the agreement relating such Option, if an optionee ceases to be employed by the Employer and all Related Corporations for any reason whatsoever, the portion of his or her Options not exercisable as of the date the optionee ceases to be so employed shall be void and not exercisable in any event. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence approved in writing by the Employer (such as those attributable to illness). Options granted under the Plan shall not be affected by any change of employment within or among the Employer and Related Corporations so long as the optionee continues to be an employee of the Employer or any Related Corporation. Nothing in the Plan shall be deemed to give any optionee of any Option the right to be retained in employment or other service by the Employer or any Related Corporation for any period of time.

           B. DEATH. Unless otherwise specified in the agreement relating to such Option, if an optionee ceases to be employed by the Employer and all Related Corporations by reason of his or her death, any Option owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution until the specified expiration date of the Option.

           C. DISABILITY. Unless otherwise specified in the agreement relating to such Option, if an optionee ceases to be employed by the Employer and all Related Corporations by reason of his or her Disability, such optionee, or his or her personal representative, shall have the right to exercise any Option held by him or her on the date of termination of employment for the number of Shares for which he or she could have exercised it on that date until the specified expiration date of the Option. For the purposes of the Plan, "Disability" shall mean a mental or physical condition which in the reasonable opinion of a majority of the Board renders optionee unable or incompetent to properly carry out his duties and responsibilities contemplated by his or her employment by the Employer or a Related Corporation, which condition shall have existed for a period of 90 or more consecutive days or a total of 180 days in any period of 365 consecutive days.

           D. TERMINATION NOT FOR CAUSE. If the Employer or a Related Corporation terminates the optionee's employment for any reason other than for Cause (as defined below) (and the optionee does not continue in the employ of another Related Corporation), then such optionee shall have the right to exercise any Option held by him or her on the date of termination of employment for the number of Shares for which he or she could have exercised it on that date until the earlier of (i) the specified expiration date of the Option or
(ii) 90 days from the date of the termination of the optionee's employment.

           E. RIGHT TO PURCHASE. In the event (a) the optionee dies or becomes Disabled or (b) the Employer or a Related Corporation terminates the optionee's employment for any reason other than Cause, then in any such event, the Employer or its designee shall have an option for a period of eighteen (18) months after such event to both (i) purchase all or any portion of the Shares owned by the optionee as of the date Optionee's employment was terminated, whether or not acquired pursuant to the exercise of Options granted pursuant to the Plan, at a purchase price equal to the Fair Market Value per Share and (ii) cancel the unexercised portion of any outstanding Option upon written notice and an aggregate payment to optionee equal to the number of Shares for which the Option is exercisable multiplied by the difference between (x) the Fair Market Value per Share and (y) the Exercise Price. If the Employer elects to so purchase such Shares, then upon twenty (20) days prior notification (the "Notice") of such optionee, optionee shall sell and the Employer shall purchase such Shares. The closing of such purchase and sale shall take place on a date designated by the Employer, which shall not be more than sixty (60) days following the date of notification to the optionee. "Fair Market Value" means the value of the Shares determined as of the date (the "Valuation Date") prior to the date of the Notice. The Fair Market Value of the Shares shall be determined by the mutual agreement of the optionee (or his estate or personal representative, as the case may be) and the Employer, within ten (10) days after the Valuation Date. If the optionee (or his estate or personal representative, as the case may be) and the Employer fail to agree on the Fair Market Value of the Shares during such ten (10) day period, the Fair Market Value of the Shares shall be determined by a Qualified Appraiser selected by mutual agreement of the optionee (or his estate or personal representative, as the case may be) and the Employer within twenty (20) days after the Valuation Date. "Qualified Appraiser" shall mean a person experienced in evaluating international telecommunications companies. If the optionee (or his estate or personal representative, as the case may be) and the Employer fail to agree on the selection of a Qualified Appraiser during such period, then each of the optionee (or his estate or personal representative, as the case may be) and the Employer shall designate a Qualified Appraiser within ten (10) days after the twenty (20) day period following the Valuation Date. Within forty-five (45) days of their appointment, each of the two Qualified Appraisers designated by the optionee and the Employer shall submit to the optionee and the Employer a written report setting forth their determination of the Fair Market Value of the Shares and the factors utilized in making such determination. If the Qualified Appraisers do not agree as to the Fair Market Value of the Shares, and if the higher valuation of either Qualified Appraiser does not exceed the lower valuation of the other Qualified Appraiser by more than fifteen percent (15%), then the Fair Market Value of the Shares shall be the amount arrived at by adding the Fair Market Value of the Shares as determined by each of the two Qualified Appraisers and dividing such aggregate by two. If the higher valuation exceeds the lower valuation by more than fifteen percent (15%), or if the two Qualified Appraisers have not submitted written reports within the required forty-five (45) day period, the two Qualified Appraisers shall appoint a third Qualified Appraiser, who within thirty (30) days after its selection, shall submit to the optionee and the Employer, a written report setting forth its determination of the Fair Market Value of the Shares and the factors utilized in making such determination. The Fair Market Value of the Shares shall then be the amount arrived at by adding the Fair Market Value of the Shares as determined by each of the two Qualified Appraisers whose valuations are closest to each other and dividing such aggregate amount by two. If either the optionee (or his estate or personal representative, as the case may be) or the Employer fails to select a Qualified Appraiser, the Qualified Appraiser selected by the other shall determine the Fair Market Value of the Shares. The determination of Fair Market Value pursuant hereto shall be final and binding upon the optionee (or his estate or personal representative, as the case may be) and the Employer. The costs incurred in retaining the Qualified Appraisers to perform valuations pursuant to this Agreement shall be borne as follows: the costs of a Qualified Appraiser selected by the optionee shall be borne by the optionee; the costs of a Qualified Appraiser selected by the Employer shall be borne by the Employer; and the costs of a third Qualified Appraiser, if any, shall be borne one-half by the optionee (or his estate or personal representative, as the case may be) and one-half by the Employer.

           F. VOLUNTARY TERMINATION. If the optionee voluntarily terminates his employment with the Employer or a Related Corporation (and is not in the employ of another Related Corporation), then optionee shall have the right to exercise the option for the number of Shares for which he could have exercised it on the date of termination of employment until the earlier of (i) the specified expiration date of the option or (ii) 30 days from the date of the termination of optionee's employment. In the event the optionee voluntarily terminates his employment with the Employer or a Related Corporation, the Employer shall have an option for a period of 18 months after such termination to purchase all or any portion of the Shares owned by the optionee as of the date optionee's employment was terminated, whether or not acquired pursuant to the exercise of the option, at the purchase price set forth opposite the applicable date below:

     Date of voluntary termination is on or        The Exercise Price per Share
     after the Applicable Date but prior to the third anniversary of the Applicable Date

     Date of voluntary termination is on or        50% of the Fair Market Value
     after the third anniversary of Applicable     per Share
     Date but prior to the fifth anniversary of the Applicable Date

     Date of voluntary termination is after the    Fair Market Value per Share
     fifth anniversary of the Applicable Date

The Fair Market Value of the Shares shall be the Fair Market Value thereof (determined in accordance with paragraph E. above) as of the date prior to the Notice as referred to in this paragraph. In addition, and without limiting the Employer's right to repurchase the optionee's Shares, the Employer shall have the right to cancel the unexercised portion of any outstanding option upon written notice and an aggregate payment of US$ 1.00 to optionee. If the Employer elects to so purchase such Shares, then upon twenty (20) days prior written notice (the "Notice") to optionee, optionee shall sell and the Employer shall purchase such Shares. The closing of such purchase and sale shall take place on a date designated by the Employer, which shall not be more than sixty (60) days following the date of the Notice.

           G. TERMINATION FOR CAUSE. If the Employer or a Related Corporation terminates the optionee's employment for Cause, then such optionee shall have the right to exercise any Option held by him or her on the date of termination of employment for the number of Shares for which he or she could have exercised it on that date until the earlier of (i) the specified expiration date of the Option or (ii) 30 days from the date of the termination of the optionee's employment. In the event that the Employer or a Related Corporation terminates the optionee's employment for Cause, the Employer shall have an option for a period of eighteen (18) months after such termination to purchase all or any portion of the Shares owned by the optionee as of the date Optionee's employment was terminated, whether or not acquired pursuant to the exercise of Options granted pursuant to the Plan, at a purchase price of the Exercise Price per Share. In addition, and without limiting the Employer's right to repurchase the optionee's Shares, the Employer shall have the right to cancel the unexercised portion of any outstanding Option upon written notice and an aggregate payment of US$ 1.00 to optionee. If the Employer elects to so purchase such Shares, then upon twenty (20) days prior notification of such optionee, optionee shall sell and the Employer shall purchase such Shares. The closing of such purchase and sale shall take place on a date designated by the Employer, which shall not be more than sixty (60) days following the date of notification to the optionee. "Cause" shall mean (i) a breach by the optionee of any employment agreement between the Employer or a Related Corporation and the optionee, (ii) any act of dishonesty, embezzlement, unauthorized use or disclosure of Confidential Information (as defined in the employment agreement between optionee and the Employer or a Related Corporation), intellectual property, or trade secrets, common law fraud or other fraud with respect thereto, (iii) the commission by optionee of a felony, a crime involving moral turpitude or any other act causing material harm to the Company's, the Employer's or any of the Related Corporations' standing or reputation, (iv) optionee's willful and continued failure to perform his duties to the Employer or a Related Corporation as reasonably requested by the Company, the Board of Directors thereof, (v) optionee's willful misconduct or gross negligence, or (v) the willful commission by optionee of an act which (a) constitutes unfair competition with the Company, the Employer or any of the Related Corporations, (b) induces any other employee to leave the employ of the Employer or any of the Related Corporations or (c) induces any customer of the Company, the Employer or any of the Related Corporations to breach or terminate a contract with the Company, the Employer or a Related Corporation.

           H. VIOLATION OF NONCOMPETITION, NONSOLICITATION OR CONFIDENTIALITY OBLIGATIONS. Notwithstanding anything to the contrary in this paragraph 9, if the optionee breaches any confidentiality, noncompetition or nonsolicitation obligation to the Company, the Employer or a Related Corporation, including any such obligation contained in any employment agreement between the optionee and the Employer or a Related Corporation or in the Securityholders' Agreement dated March 1, 1999 among the Company and certain of its securityholders, the Employer shall have an option for a period of eighteen (18) months after the Employer has actual knowledge of such breach to both (i) purchase all or any portion of the Shares owned by the optionee as of the date optionee's employment was terminated, whether or not acquired pursuant to the exercise of Options granted pursuant to the Plan, at a purchase price equal to the Exercise Price per Share and (ii) cancel any unexercised vested portion of any outstanding Option upon written notice and an aggregate payment of US$ 1.00 to optionee. If the Employer elects to so purchase such Shares, then upon twenty (20) days prior notification of such optionee, optionee shall sell and the Employer shall purchase such Shares. The closing of such purchase and sale shall take place on a date designated by the Employer, which shall not be more than sixty (60) days following the date of notification to the optionee.

           10. NON-TRANSFERABILITY. No Option shall be assignable or transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of an optionee each Option shall be exercisable only by such optionee.

           11. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 10 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to Shares issuable upon exercise of Options. In the event of any conflict or inconsistency between the provisions of the Plan and an instrument relating to an option grant hereunder, the terms of such instrument shall govern. The Committee may specify that any Option shall be subject to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Employer to execute and deliver such instruments. The proper officers of the Employer are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

           12. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Employer relating to such Option:

           A. SHARE DIVIDENDS AND SHARE SPLITS. If the Shares shall be subdivided or combined into a greater or smaller number of Shares or if the Company shall issue any Shares as a share dividend on its outstanding Shares, the number of Shares deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination or share dividend.

           B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either (a) the consideration payable with respect to the outstanding Shares in connection with the Acquisition, (b) equity securities of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the Shares subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

           C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation or entity are issued with respect to the outstanding Shares, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

           D. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

           E. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

           F. FRACTIONAL SHARES. No fractional Shares shall be issued under the Plan and the optionee shall receive from the Employer cash in lieu of such fractional Shares.

           G. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of Shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee, or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

           13. MEANS OF EXERCISING OPTIONS. An Option (or any part of installment thereof) shall be exercised by giving written notice to the Employer at its principal office address, or to such transfer agent as the Employer shall designate. Such notice shall identify the Option being exercised and specify the number of Shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Employer, through delivery of Shares having a fair market value equal as of the date of the exercise to the cash exercise price of the Option or (c) at the discretion of the Employer, by any combination of (a) and (b) above. The holder of an Option shall not have the rights of a shareholder with respect to the Shares covered by such Option until the date of issuance of a receipt or certificate to such holder for such Shares. Except as expressly provided above in paragraph 12 with respect to changes in capitalization and share dividends, no adjustments shall be made for distributions, dividends or similar rights for which the record date is before the date such Share is issued.

           14. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board as of December 30, 1998. The Plan shall expire at the end of the day on December 30, 2008 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time. Except as otherwise provided in this paragraph 14, in no event may action of the Board or shareholders alter or impair the rights of an optionee, without such optionee's consent, under any Option previously granted to such optionee.

           15. APPLICATIONS OF FUNDS. The proceeds received by a Related Corporation from the sale of Shares pursuant to Options granted and Purchases authorized under the Plan shall be applied in accordance with the terms of the Carrier1 International S.A. Master Option Agreement.

           16. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Option, the vesting or transfer of restricted Shares or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such Shares or securities, the Employer may demand from the optionee or to deduct from payments of any kind otherwise due to the optionee any foreign, federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of Options. The Employer in its discretion may condition the exercise of an Option, on the optionee's making satisfactory arrangement for such withholding. Such arrangements may include (i) payment by the optionee to the Employer in cash or by check, (ii) withholding by the Employer from the optionee's salary, and/or (iii) delivery of Shares by the optionee to the Employer having a fair market value equal as of the date of the exercise to the amount of the withholding taxes.

           17. GOVERNMENTAL REGULATION. The Employer's obligation to sell and deliver Shares pursuant to the exercise of the Options is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Shares.

           Government regulations may impose reporting or other obligations on the Company or the Employer with respect to the Plan. For example, the Employer may be required to file tax information returns reporting the income received by optionees of Options in connection with the Plan.

           18. GOVERNING LAW; JURISDICTION. (a) The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of Luxembourg.

           (b) The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Plan (respectively, "Proceedings" and "Disputes") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

           (c) Paragraph (b) above does not prevent any party to this Plan from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

           (d) Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.


Date Approved by the Board of Directors of the Company: December 30, 1998.